DWS Conservative Allocation Fund
DWS Moderate Allocation Fund
DWS Growth Allocation Fund
DWS Growth Plus Allocation Fund

Supplement to the currently effective Statements of Additional Information ("SAIs") for the above-listed funds.

The following information supplements information contained in "The Underlying DWS Funds" section of the funds' SAIs:

DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances.

DWS Disciplined Long/Short Growth Fund. The fund seeks capital appreciation. The fund intends to hold approximately 80%-130% of its net assets in long positions in stocks that the managers believe will outperform the market and approximately 0%-30% of its net assets in short positions in stocks that the managers believe will underperform the market. In addition, the fund intends to borrow up to 30% of its net assets for investment purposes.

DWS Disciplined Long/Short Value Fund. The fund seeks capital appreciation. The fund intends to hold approximately 80%-130% of its net assets in long positions in stocks that the managers believe will outperform the market and approximately 0%-30% of its net assets in short positions in stocks that the managers believe will underperform the market. In addition, the fund intends to borrow up to 30% of net assets for investment purposes.

DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis.

The above funds will also be added to the list of Underlying DWS Funds contained in the SAIs for DWS Conservative Allocation Fund, DWS Moderate Allocation Fund, DWS Growth Allocation Fund and DWS Growth Plus Allocation Fund.

The following information supplements information contained in the "Investment Policies and Techniques of the Underlying DWS Funds" section of the funds' SAIs:

Borrowing. DWS Disciplined Long/Short Growth Fund and DWS Disciplined Long/Short Value Fund may each borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Funds may borrow up to one-third of their total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Funds may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the Funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Funds' assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Funds will tend to increase more when its portfolio securities increase in value and

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decrease  more  when its  portfolio  securities  decrease  in value  than  would otherwise be the case if the Funds did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet
interest  or  principal   payments  at  a  time  when   fundamental   investment
considerations would not favor such sales. The interest that the Funds must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Funds compared with what it would have been without leverage.

Short Sales. When DWS Disciplined Market Neutral Fund, DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund or DWS RREEF Global Real Estate Securities Fund takes a long position, it purchases a stock outright. When a Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund makes money when the market price of the borrowed stock goes down and a Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, a Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a Fund closes its short position or replaces the borrowed security, a Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. Each Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a Fund's
segregated  asset  procedures  (or  a  combination  thereof),   are  not  senior
securities under the 1940 Act and are not subject to a Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which a Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a Fund must pay to a lender of the security. In addition, because a Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security held by a Fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a Fund's portfolio, which could increase a Fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a Fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a Fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

While the Advisor has extensive experience managing mutual funds and institutional accounts, it has not previously managed a long/short strategy. Although the Adviser believes that its stock selection strategy will be effective in selecting short positions, there is no assurance that the Adviser will be successful in applying this approach to a long/short strategy.



               Please Retain This Supplement for Future Reference



December 27, 2006